                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 16, 1999
                                                  ------------------------------


                                Autodesk, Inc.
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            (Exact name of registrant as specified in its charter)

   Delaware                            0-14338               94-2819853
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)        Identification No.)

       111 McInnis Parkway, San Rafael, California                 94903
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (415) 507-5000
                                                    ----------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     On March 16, 1999 (the "Closing Date"), pursuant to the terms of that certain Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation dated as of November 18, 1998, as amended on December 18, 1998 and on January 18, 1999 (the "Acquisition Agreement"), by and among Autodesk, Inc. ("Autodesk") certain indirect wholly owned subsidiaries of Autodesk and Discreet Logic Inc., a Quebec company ("Discreet"), Autodesk's indirect wholly owned subsidiary, Autodesk Development B.V., acquired all voting shares of the successor company to Discreet resulting from the Amalgamation (as defined below) ("New Discreet") by way of an amalgamation under the Companies Act of Quebec by and among Discreet and certain indirect wholly owned subsidiaries of Autodesk (the "Amalgamation") and certain related transactions described below (together with the Amalgamation, the "Acquisition"). As a result of the Acquisition, New Discreet became an indirect subsidiary of Autodesk.

     Pursuant to the Acquisition Agreement, an aggregate of approximately 10 million shares of Autodesk common stock, par value $0.01 per share (the "Autodesk Common Stock"), and New Discreet shares exchangeable for Autodesk Common Stock ("New Discreet Exchangeable Shares"), were issued in exchange for all common shares of Discreet, no par value per share (the "Discreet Common Shares"), issued and outstanding immediately prior to the Amalgamation. Each Discreet Common Share outstanding immediately prior to the Amalgamation was converted, through a series of steps, at the election of its holder, into either (i) 0.33 shares of Autodesk Common Stock, or (ii) 0.33 New Discreet Exchangeable Shares. Each New Discreet Exchangeable Share may be exchanged at the election of the holder for one share of Autodesk Common Stock. In addition, Autodesk assumed all Discreet stock options outstanding immediately prior to the Amalgamation granted under Discreet's Amended and Restated 1994 Restricted Stock and Stock Option Plan, Non-Employee Director Stock Option Plan, and 1997 Special Limited Non-Employee Director Stock Plan as well as all outstanding purchase rights under the Discreet Employee Stock Purchase Plan, and these options and rights were converted into options and rights to acquire Autodesk Common Stock with appropriate adjustments to the number of shares and exercise price thereof based on the 0.33 exchange ratio.

     The Acquisition is valued at approximately $410 million based on the closing price of the Autodesk Common Stock on the Nasdaq National Market on the Closing Date and will be accounted for as a pooling-of-interests.

     The consideration paid by Autodesk for the Discreet Common Shares and Discreet options and rights outstanding immediately prior to the Amalgamation pursuant to the Acquisition Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Discreet, including public market valuations of comparable companies, multiples paid in recent acquisitions of comparable companies, premiums paid in recent acquisitions of comparable companies, a pro forma earnings analysis of Autodesk upon its acquisition of Discreet and discounted cash flows for Discreet on a stand-alone basis. Autodesk received an opinion from its financial advisor, Piper Jaffray Inc., dated as of January 18, 1999, to the effect that, as of such date, the 0.33 exchange ratio was fair from a financial point of view to Autodesk.

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     Autodesk plans to combine the businesses of Discreet and its Kinetix division. The new organization, the Discreet business unit of Autodesk, will be headquartered in Montreal, Quebec. Autodesk's Discreet business unit will focus on developing and marketing tools for the creation of digital content in the entertainment and creative design industries. The combined organization will continue to develop and deliver the existing Discreet and Kinetix product lines to professionals in such industries as entertainment, design and visualization.

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Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Discreet
               --------------------------------

               To the extent not previously reported in Autodesk's Registration Statement on Form S-4 (file no. 333-65075), the Financial Statements of Discreet required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (b)  Pro forma financial information.
               -------------------------------

               To the extent not previously reported on Autodesk's Registration Statement on Form S-4 (file no. 333-65075), the Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (c)  Exhibits.
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               2.1  Second Amended and Restated Agreement and Plan of
                    Acquisition and Amalgamation by and among the Registrant, Autodesk Development B.V., 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc., dated as of November 18, 1998, as amended on December 18, 1998 and January 18, 1999.

               2.2 Second Amended and Restated Amalgamation Agreement by and among Discreet Logic Inc., 9066-9854 Quebec Inc., 9066-9771 Quebec Inc. and the Registrant dated as of January 18, 1999.

               2.3 Articles of Amalgamation filed with the Inspector General of Financial Institutions of the Province of Quebec pursuant to
                    Section 123.118 of the Companies Act of Quebec.

               99.1 Press release of the Registrant dated March 16, 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 31, 1999                 AUTODESK, INC.



                                       /s/ Steve Cakebread
                                       -----------------------------------------
                                       Steve Cakebread
                                       Vice President and Chief Financial
                                       Officer (Principal Financial Officer)

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                               INDEX TO EXHIBITS


Exhibit
Number         Description of Document
------         -----------------------

  2.1 Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation by and among the Registrant, Autodesk Development B.V., 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc., dated as of November 18, 1998, as amended on December 18, 1998 and January 18, 1999.

  2.2 Second Amended and Restated Amalgamation Agreement by and among Discreet Logic Inc., 9066-9854 Quebec Inc., 9066-9771 Quebec Inc. and the Registrant dated as of January 18, 1999.

  2.3 Articles of Amalgamation filed with the Inspector General of Financial Institutions of the Province of Quebec pursuant to
               Section 123.118 of the Companies Act of Quebec.

 99.1          Press release of the Registrant dated March 16, 1999.